Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans
18.	Employee Benefit Plans

Nucor makes contributions to a Profit Sharing and Retirement Savings Plan for qualified employees based on the profitability of the Company. Nucor's expense for these benefits totaled $117.7 million in 2011 ($22.1 million in 2010 and $9.6 million in 2009). The related liability for these benefits is included in salaries, wages and related accruals.

Nucor also has a medical plan covering certain eligible early retirees. The unfunded obligation, included in deferred credits and other liabilities in the consolidated balance sheets, totaled $13.3 million at December 31, 2011 ($45.5 million at December 31, 2010). The reduction in the obligation in 2011 was the result of both a change in assumptions primarily due to lower-than-anticipated plan participation rates and a correction of an error in the actuarial calculation for the plan. Expense associated with this early retiree medical plan totaled $3.5 million in 2011 ($2.7 million in 2010 and $1.9 million in 2009). We also recorded a non-cash gain of $29.0 million in cost of products sold in the fourth quarter of 2011 as a result of the correction of the error. This error did not have a material impact on the current period or any previously reported periods.

The discount rate used was 4.5% in 2011 (5.5% in 2010 and 6.0% in 2009). The health care cost increase trend rate used was 6.7% in 2011 (6.8% in 2010 and 6.9% in 2009). The health care cost increase in the trend rate is projected to decline gradually to 4.5% by 2027.